Filed Pursuant to Rule 497(a)

Registration No. 333- 254316

Rule 482ad

**Fixed Income Investor Calls for Owl Rock Technology Finance Corp.**

Owl Rock Technology Finance Corp. (“ORTF”), rated Baa3 (Stable Outlook) by Moody’s, BBB- (Stable Outlook) by Standard & Poor’s, and BBB (Stable Outlook) by Kroll, has asked SMBC Nikko to arrange a series of fixed income investor calls to be conducted on Friday, June 4th. A capital markets transaction may follow, subject to market conditions. A NetRoadshow presentation will be made available for the calls.

ORTF Representatives

Alan Kirshenbaum – Chief Financial Officer & Chief Operating Officer

Erik Bissonnette – Managing Director & Co-Portfolio Manager

Dana Sclafani – Managing Director & Head of Investor Relations

Friday, June 4, 2021:

•	11:00-11:50AM ET

•	12:00-12:50PM ET

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Technology Finance Corp. before making any investment decision. When available, a preliminary prospectus will be filed with the Securities and Exchange Commission, which will contain this and other information about Owl Rock Technology Finance Corp. and should be read carefully before investing.

The information in any preliminary prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus, when available, and this announcement are not offers to sell any securities of Owl Rock Technology Finance Corp. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Owl Rock Technology Finance Corp. has filed a registration statement with the Securities and Exchange Commission but it has not yet been declared effective. No securities may be sold nor may offers to buy be accepted prior to the time that the registration becomes effective. Any offering of Owl Rock Technology Finance Corp.’s securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which, when available, may be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT OWL ROCK TECHNOLOGY FINANCE CORP

ORTF is a business development company formed primarily to originate and make debt and equity investments in a broad range of established and high growth technology companies based primarily in the United States. ORTF invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. ORTF is externally managed by Owl Rock Technology Advisors LLC.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.